EXHIBIT 10.28(a)


                             THIRD AMENDMENT TO THE
                             UCAR INTERNATIONAL INC.
                          COMPENSATION DEFERRAL PROGRAM
                          -----------------------------


     The UCAR International Inc. Compensation Deferral Program (the "Plan") is hereby amended as follows:

     1.  Section 2.3 of the Plan is amended in its entirety to read as follows:

                "2.3 "Officers Plan" means the UCAR International Inc. Officers
            Incentive Plan, as amended from time to time."

     2.  Section 2.21 of the Plan is amended in its entirety to read as follows:

                "2.21 "Management Plan" means the UCAR  International Inc.
            Management Incentive Plan, as amended from time to time."

     3.  Section 2.10 of the Plan is amended in its entirety to read as follows:

                "2.10 "Organization and Compensation Committee" means the
            Organization and Compensation Committee of the Board of Directors of the Corporation."

     4.  A new Section 2.32 is added to the Plan to read as follows:

                "2.32 "ERIP" means the UCAR Carbon Company Inc. Employee
            Retirement Income Plan, as amended from time to time."

     5.  Section 2.31 of the Plan is amended in its entirety to read as follows:

                "2.31 "Variable Compensation Plans" means collectively, the
            Bonus II Plan, the Long Term Plan, Management Plan, Officers Plan and any other variable compensation plan authorized by the Organization and Compensation Committee to participate in the Program."

     6. Section 5.2(c) of the Plan is amended by adding the words "the ERIP" immediately following the words " the SRIP".


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     7.  Sections 5.3(a) and 5.3(b) of the Plan are amended by adding the words
"the ERIP" immediately following the words "the SRIP".

     8. Section 9.3 of the Plan is amended by adding the words "the ERIP" immediately following the words "the SRIP".

     9. All references in the Plan to the "Annual Plan" are hereby amended to read "Officers Plan".

    10. All references in the Plan to the "Mid-Management Plan" are hereby amended to read "Management Plan".

    11. All references in the Plan to the "Compensation Committee" are hereby amended to read "Organization and Compensation Committee".

    12. The provisions of this Second Amendment shall be effective as of January 1, 1996.



Dated: July 9, 1996                                      UCAR INTERNATIONAL INC.



                                                         By:  /s/ P. B. Mancino
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